Information Regarding Joint Filers

Designated Filer of Form 4: WEM-WIN Tender Associates, LLC

Date of Earliest Transaction Required to be Reported: April 1, 2004

Issuer Name and Ticker Symbol: The Newkirk Master Limited Partnership
                               (No Ticker Symbol)

Joint Filer Names and addresses:

AP-WIN Associates L.L.C. , 7 Bulfinch Place, Suite 500, Boston, MA 02114
AP4-WEM WIN Tender LLC, 7 Bulfinch Place, Suite 500, Boston, MA 02114
AP3-WEM WIN Tender LLC, 7 Bulfinch Place, Suite 500, Boston, MA 02114
Michael L. Ashner, 100 Jericho Quadrangle, Jericho, New York 11753
Apollo Real Estate Investment Fund III, L.P., Two Manhattanville Road, Purchase, New York 10577
Apollo Real Estate Advisors III, L.P., Two Manhattanville Road, Purchase,
New York 10577
Apollo Real Estate Management III, L.P., Two Manhattanville Road, Purchase,
New York 10577
WEM Fund 1998 Limited Partnership, 7 Bulfinch Place, Suite 500, Boston, MA 02114 WEM-WIN Tender Associates, LLC, 7 Bulfinch Place, Suite 500, Boston, MA 02114

Signatures:

/s/ Michael L. Ashner
---------------------
Michael L. Ashner


AP-WIN Associates L.L.C.

By:      WIN Manager Corp.
         Manager

         By  /s/ Michael L. Ashner
             ---------------------
             Michael L. Ashner
             Chief Executive Officer


AP3-WEM WIN Tender LLC

By:      WIN Manager Corp.
         Manager

         By   /s/ Michael L. Ashner
              ---------------------
              Michael L. Ashner
              Chief Executive Officer

Apollo Real Estate Investment Fund III, L.P.


By:      Apollo Real Estate Advisors III, L.P.,
         its general partner

         By: Apollo Real Estate Capital Advisors III, Inc.,
             its general partner


             By /s/ Michael D. Weiner
                ---------------------
                Michael D. Weiner
                Vice President

Apollo Real Estate Advisors III, L.P.


By:      Apollo Real Estate Capital Advisors III, Inc.,
         its general partner


         By  /s/ Michael D. Weiner
             ---------------------
             Michael D. Weiner
             Vice President




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Apollo Real Estate Management III, L.P.

By:      Apollo Real Estate Management III, Inc.,
         its general partner

         By /s/ Michael D. Weiner
            ---------------------
            Michael D. Weiner
            Vice President


WEM Fund 1998 Limited Partnership

By /s/ Michael L. Ashner
   ---------------------
   Michael L. Ashner
   General Partner


WEM-WIN Tender Associates, LLC

By /s/ Michael L. Ashner
   ---------------------
   Michael L. Ashner
   Managing Member